PROXY STATEMENT
Committees of the Board of Directors of the Company
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
SELECTION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER BUSINESS

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Northern States Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

NORTHERN STATES FINANCIAL CORPORATION

1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

NORTHERN STATES FINANCIAL CORPORATION
TO BE HELD ON April 25, 2002

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Northern States Financial Corporation will be held on Thursday, April 25, 2002, at 4:30 p.m., at the office of the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois.

      A Proxy Statement and Proxy for this Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and voting on the following matters:

I.	The election of directors to serve terms of one year each;

II.	The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the year ending December 31, 2002;

III.	Such other business as may properly come before the meeting or any adjournments thereof.

Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 21, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors:

/s/ HELEN RUMSA
Helen Rumsa
Secretary

Waukegan, Illinois
March 26, 2002

NORTHERN STATES FINANCIAL CORPORATION

1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 25, 2002

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation, a Delaware corporation, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 25, 2002. This Proxy Statement and the accompanying proxy are being mailed to the stockholders on or about March 26, 2002. Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of directors and officers, without additional remuneration, of the Company and of its affiliates by personal interviews, by telephone or by facsimile. The Company will bear the cost of solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of the Company’s stock.

      Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy. Any proxy given by the stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote personally on each matter brought before the Annual Meeting. The shares represented by the enclosed proxy will be voted as specified by the stockholders. If no choice is specified, the proxy will be voted FOR the proposals contained in this Proxy Statement. Shares represented by proxies, which are marked “abstain” as to any such matter, will be counted as votes cast, which will have the same effect as a negative vote on such matter. Proxies relating to “street name” shares which are not voted by brokers on one or more, but less than all, matters will be treated as shares present for purposes of determining the presence of a quorum, will not be treated as votes cast as to such matters not voted upon.

      Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominees named above. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for election of such substitute nominee or nominees as the Board of Directors may propose.

      The 2001 Annual Report of the Company, including the consolidated financial statements, is being sent to stockholders concurrently with this Proxy Statement.

      On March 21, 2002, the record date selected by the Board of Directors for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 4,472,255 shares of Common Stock, $.40 par value, issued and outstanding. For each matter to be voted upon at the Annual Meeting each issued and outstanding share is entitled to one vote.

      The Company has one subsidiary: the Bank of Waukegan.

DIRECTORS

      The Board of Directors of the Company consists of twelve directors. All current directors are standing for reelection. The following table sets forth certain information regarding each nominee for the Board of Directors of the Company. If elected, each director will serve until the next annual meeting or until a successor is elected and qualified.

		Director	Principal Occupation and Positions Held
Name	Age(1)	Since	with the Company During the Past Five Years.

Fred Abdula	76	1984	Director, Chairman of the Board and President. Owner and President of Air Con Refrigeration and Heating, Inc. a heating and air conditioning contracting firm. Director of Statewide Holding Corporation, Inc., an insurance company.
Helen Rumsa	77	1984	Director and Secretary. Secretary of Bertrand Bowling Lanes, Inc., a bowling establishment in Waukegan, Illinois.
Kenneth W. Balza	64	1988	Director. Retired President, Bank of Waukegan.
Jack H. Blumberg	70	1991	Director. Managing partner of Blumberg & Co., a real estate company.
Frank Furlan	72	1984	Director. Owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services.
Harry S. Gaples	66	1987	Director. President of Kleinschmidt Inc. Kleinschmidt provides car location message services to shippers and value added network services for business documents electronically exchanged.
Laurance A. Guthrie	62	1989	Director. Vice President and Secretary of Doyle Distributing Co., Inc., the Miller beer products distributor in Lake County, Illinois.
James A. Hollensteiner	70	1991	Director. Owner and President, Hollensteiner & Associates. Hollensteiner & Associates is a bank marketing company, which primarily publishes and sells a newsletter for bank customers.
Raymond M. Mota	52	1996	Director. Owner and President of Mota Construction Co., Inc. a general building construction and contracting firm. Chairman of the State of Illinois Capital Development Board.
Frank Ryskiewicz	75	1984	Director. Owner and Chairman of the Board of Bertrand Bowling Lanes, Inc.
Henry G. Tewes	70	1984	Director. Retired President of the Tewes Company.
Arthur J. Wagner	78	1984	Director. Retired President and Chief Executive Officer of Fansteel, Inc.

(1)	At December 31, 2001

Committees of the Board of Directors of the Company

      During 2001 the Company’s Board of Directors held twelve meetings and each incumbent director, with the exception of Mr. Ryskiewicz, attended 75% or more of the aggregate board and committee meetings of the Company on which he or she served.

      The Company has an Audit Committee comprised of the following directors: Mr. Furlan (Chairman), Mr. Gaples, Mr. Hollensteiner, Mr. Mota and Mr. Wagner. The Audit Committee met two times in 2001 and in March 2002. The Audit Committee is comprised solely of independent directors. The Audit Committee’s function is to oversee the work of the Company’s internal audit staff and arrange for and oversee the annual consolidated audit of the Company, and its subsidiary, the Bank of Waukegan by independent accountants and to make a written report of such consolidated audit to the full Board of Directors. Included in the Audit Committee’s responsibilities are to recommend to the Board the independent accountants to be selected and to review the scope of the audit, the financial statements, the independent accountants’ management letter and management’s responses thereto and the fees charged by the independent accountants for audits and special assignments.

      The Company has a Compensation and Employee Benefits Committee comprised of the entire Board of Directors. Mr. Furlan is Chairman of such committee. The committee met once in 2001. The principal function of the Compensation and Employee Benefits Committee is to annually review the compensation paid to employees of the Company and the Bank, to establish guidelines for salary increases for such employees and to oversee and administer the profit sharing plans and welfare benefit plans.

      The Company has an Omnibus Incentive Plan Committee comprised of Mr. Furlan (Chairman), Mr. Abdula, Mr. Gaples, Ms. Rumsa and Mr. Wagner. The committee did not meet during 2001 as no awards were granted. The function of this committee is to administer the 1992 Omnibus Incentive Plan and to provide recommendations to the Board of Directors for the granting of awards. Members of the committee are not eligible to receive awards under the Omnibus Incentive Plan.

      The Company has a formal Nominating Committee, comprised of Mr. Tewes (Chairman), Mr. Abdula, Ms. Rumsa, Mr. Ryskiewicz and Mr. Wagner, which met once in 2001. The principal function of the Nominating Committee is to nominate persons to the Board of Directors. The Nominating Committee will consider nominees to the Board of Directors recommended by the stockholders. Any such nomination intended to be presented at the 2003 Annual Meeting must be submitted in writing to the Chairman of the Board of the Company by November 27, 2002, and should be accompanied by a biography of the nominee.

      All Directors serve on the Board of Directors of both the Company and the Bank of Waukegan. Directors receive no compensation for serving on the Board of Directors of the Company or for any committee meetings. Directors receive $700 for each meeting of the Bank of Waukegan’s Board of Directors, with the exception of Ms. Rumsa who receives $1,100 for each such meeting as compensation for responsibilities for recording the minutes of each Board and committee meeting.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

      The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the Board of Directors that they be included in the annual report on Form 10-K. The committee is comprised solely of independent directors.

      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and the independent auditors, Crowe, Chizek and Company LLP. The committee also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) and received and discussed the written disclosures and the letter from Crowe Chizek required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit/ Compliance Committees). The Audit Committtee has reviewed the relationship of the Company’s independent auditor with the Company including audit fees and fees for other services rendered. The Audit Committee does not believe that the rendering of these services by Crowe Chizek is incompatible with maintaining Crowe Chizek’s independence. Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2001 for filing with the Securities and Exchange Commission.

      The foregoing report has been furnished by Messrs. Furlan, Gaples, Hollensteiner, Mota and Wagner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      For information regarding certain relationships and related transactions, please refer to the section entitled “Compensation Committee Interlocks and Insider Participation” in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of the Common Stock as of March 21, 2002, by (i) each director nominee, (ii) each executive officer, and (iii) all executive officers and director nominees as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

	Number of	Percent
Name of Director Nominee or Executive Officer	shares	ownership

Fred Abdula (1)	853,765	19.1%
Kenneth W. Balza	25,820	.6%
Jack H. Blumberg	9,510	.2%
Frank Furlan	34,800	.8%
Harry S. Gaples	113,700	2.5%
Laurance A. Guthrie	109,125	2.4%
James A. Hollensteiner	47,500	1.1%
Raymond M. Mota	47,175	1.1%
Helen Rumsa	68,500	1.5%
Frank Ryskiewicz (2)	93,960	2.1%
Henry G. Tewes	77,050	1.7%
Arthur J. Wagner	37,500	.8%

All director nominees and executive officers of the Company	1,518,405	33.9%

(1)	Includes 15,000 shares held in a trust for the benefit of Mr. Abdula’s sister, am aggregate of 2,400 shares held in various trusts for the benefit of Mr. Abdula’s children and 70 shares held by the Air Con Employees Pension Plan.

(2)	Includes 22,000 shares owned jointly with children.

      To the Company’s knowledge, the following table lists persons who beneficially own 5% or more of the Common Stock as of March 21, 2002, except for Mr. Abdula, whose interest is set forth above.

	Amount of
	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	Ownership

Theodore Bertrand	340,120	7.6%
38875 North Blue Spruce Ct.
Wadsworth, IL 60083

Thomas Bertrand	347,500	7.8%
17585 West Bridle Trail Rd.
Gurnee, IL 60031

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and ten percent stockholders are also required by the SEC rules to furnish the Company with copies of such forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal 2001, all Section 16(a) filing requirements were complied with as applicable to its officers and directors, with the exception of Fred Abdula who was delinquent in reporting twelve transfers between different forms of beneficial ownership that occurred beginning in 1998 through 2000 and one purchase that occurred in 2000.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities including amounts paid in connection with committees or special assignments as well as directors’ fees and officers’ bonuses for each of the years ended December 31, 2001, 2000 and 1999 to each of its executive officers whose total cash compensation during the year exceeded $100,000.

SUMMARY COMPENSATION TABLE

	Annual Compensation

				Other Annual	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Compensation(2)

Fred Abdula	2001	$145,500	$45,500	$8,400	$9,252
Chairman of the Board	2000	145,500	45,500	7,200	10,013
and President	1999	145,500	45,500	7,200	10,164

(1)	Consists of director fees.
(2)	Consists of the Company’s contribution to its Profit Sharing Plan.

REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation and Employee Benefits Committee of the Board of Directors established the general compensation policies of the Company and establishes the compensation plans and specific compensation levels for executive officers. This Committee’s report documents the components of the Company’s executive officer compensation programs and describes the basis on which 2001 compensation determinations were made by the Committee with respect to the officers of the Company, including the executive officer that is named in the compensation table.

      The Compensation and Employee Benefits Committee is comprised of the entire Board of Directors. The Chairman is Mr. Furlan who is an independent, non-employee director who has no interlocking relationship as defined by the SEC. Mr. Abdula is not present and does not vote or participate when discussion of his compensation plan is presented.

      The Committee considers all elements of compensation when determining individual components of pay. The Committee relies in part on recommendations from the Chairman and President of the Company, regarding compensation levels for executive officers excluding him.

Compensation Philosophy and Overall Objectives of Executive Compensation Programs

      It is the philosophy of the Company to ensure that executive compensation be directly linked to continuous improvement in corporate financial performance and increases in stockholder value. The following objectives serve as the guiding principles for all compensation decisions:

1.	Provide a competitive total compensation package that is externally competitive, internally equitable and that enables the Company to attract, develop, reward and retain highly qualified and productive individuals.

2.	Support a compensation program that supplements overall Company compensation amounts based on Company-wide results, team oriented results and individual performance.

3.	Provide motivation for the executive to enhance stockholder value.

      The Compensation and Employee Benefits Committee believes that the Company’s current executive compensation program has been designed and is administered in a manner consistent with these objectives.

      The Company’s compensation opportunities are structured to encourage initiative, achievement and teamwork. The annual compensation mix provides for competitive base salaries as well as the ability to receive additional cash components for performance as measured by specific goals.

      The Committee is committed to a strong, positive link between business, performance, and strategic goals, and compensation and benefit programs.

Compensation Program Components

      The Compensation and Employee Benefits Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for executive officers including base salary and annual incentives. In determining competitive levels, the Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements, outside compensation consultants and other sources. The Company’s incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive’s compensation package will vary based on the performance of the Company.

      Following is a description of the elements of Northern States’ executive compensation and how each relates to the objective and policy outline above:

Base Salary

      The Compensation and Employee Benefits Committee reviews each executive officer’s salary annually. In determining appropriate salary levels, the Committee considers level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, return on equity, as well as pay practices of other banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.

      Actual salaries are based on individual performance contributions relative to competitive salary range, for each position, that the Committee considers to be reasonable and necessary. Other factors, including background, experience and scope of accountability, can influence the determination of the appropriate salary level for an executive officer. The Committee approves all salary changes for the Company’s officers, and bases individual salary changes on a combination of factors such as the performance, salary level relative to the competitive market, the salary budget for the Company and recommendation of the Company’s Chairman of the Board and President.

      By design, the Compensation and Employee Benefits Committee strives to pay executive salaries in line with competitive market levels. In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company.

Annual Incentives

      The Compensation and Employee Benefits Committee believes maximum performance can be encouraged through the use of an appropriate bonus program.

      Each year an Officer Bonus Plan is considered prior to the beginning of the new fiscal year and, if recommended by the Committee, is submitted to the Board of Directors for adoption, along with a recommendation of those employees eligible for participation. The Committee administers the bonus program with respect to all participants.

      The Company’s officers are eligible to participate in an annual bonus program based primarily on the attainment of certain return on equity goals. The objective of this program is to deliver competitive levels of compensation for the attainment of financial objectives and operating results that the Committee believes are primary determinants of share price over time. In particular, the program aims to focus corporate behavior on consistent and steady earnings growth as measured by return on assets, return on equity and basic earnings per share.

      The bonus program is designed to encourage initiative and creativity in the achievement of annual corporate and personal goals and to foster effective teamwork. It also enables the Company, without inflating base salaries, to retain highly skilled managers and competitively reward them with performance measured cash compensation.

      All participants, except for Mr. Abdula, are assigned weightings for various performance elements consisting of at least one or more operational and/or personal goals, which can vary from year to year and are unique to each individual participant, and for teamwork effectiveness. Weights for these elements are based on an individual’s accountability and impact on overall operations. The program adopted for 2001 had various incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities ranging from 3% to 15% of base salary.

      In rating the performance and in determining the amount of annual incentive payments for Mr. Abdula, the Committee considers the overall effectiveness of Mr. Abdula in guiding the affairs of the Company as evaluated by corporate performance for the year and by progress toward long-range objectives and strategies.

Rationale for Chief Executive Officer’s Compensation

      Mr. Abdula became Chairman of the Board of the Bank of Waukegan in June 1982. When the Northern States Financial Corporation was formed in 1984 as the parent bank holding company of the Bank of Waukegan, Mr. Abdula became Chairman and President of Northern States. His compensation package has been designed to encourage short and long-term Company performance in line with the interests of the stockholders. A portion of his compensation is at risk, in the form of the annual incentive bonus.

      Annually, the Compensation and Employee Benefits Committee receives an analysis on all aspects of the President’s remuneration and the relationship of the President’s compensation to comparative survey data. During its review, the Committee primarily considers the Company’s overall performance (earnings growth, asset growth and total stockholder return), adherence to the Company’s strategic plan and the development of sound management practices. No weighting is assigned to these factors; they are considered to have the same relative importance. Therefore, although there is necessarily some subjectivity in setting the President’s salary, major elements of the compensation package are directly tied to Company performance. Additionally, in its review of management performance and compensation, the Committee has also taken into account the President’s consistent commitment to the long-term success of the Company.

      In accordance with the Committee’s established procedure and policies noted above, the Committee considered a base salary increase for the President at its meeting of December 8, 2001. The President, however, requested that the Committee consider his viewpoint to limit any proposed increase in his base salary. The Committee acknowledged the President’s point of view and maintained his salary at $145,500 even though his performance warranted an increase. Mr. Abdula’s base salary approximates the mid-point of the competitive market.

      In consideration of the annual bonus incentive, the President’s program is based primarily on improved financial performance and return to stockholders. For 2001, the Committee’s decisions took into consideration that financial performance, as measured by basic earnings per share, was above that achieved for fiscal 2000 and that the Company would achieve the goals established for 2001. The President however, requested that the Committee consider his viewpoint to limit any proposed increase to his annual bonus incentive. The Committee acknowledged the President’s point of view and kept his annual bonus at the same level as it had been in 2000 and 1999, although his performance warranted an increase.

      The annual incentive bonus paid to Mr. Abdula for fiscal 2001, determined as explained above, was $45,500, the same as in 2000 and 1999, which was approximately 31.3% of his base 2001 salary. Mr. Abdula’s total direct compensation (base salary plus bonus) approximated the mid-point of the competitive market for 2001.

Conclusion

      After its review of all existing components, the Compensation and Employee Benefits Committee concluded that the total compensation program for executives of the Company is competitive with the compensation programs provided by other corporations with which the Company compares.

      The Board of Directors’ Compensation and Employee Benefits Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 and the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

      The foregoing report has been furnished by Messrs. Abdula, Balza, Blumberg, Furlan, Gaples, Guthrie, Hollensteiner, Mota, Ryskiewicz, Tewes, Wagner and Ms. Rumsa.

COMPENSATION AND COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      Mr. Abdula, Chairman of the Board and President of the Company during 2001, served on the Compensation and Employee Benefits Committee for the past fiscal year.

      Although Mr. Abdula served on the Compensation and Employee Benefits Committee, he did not participate in any discussion or decisions regarding his own compensation as an executive officer.

      The directors and executive officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, the subsidiaries of the Company, and additional transactions may be expected to take place in the future between such persons and subsidiaries. All outstanding loans from the Company’s subsidiary bank to such persons and their associates were made in the ordinary course of business of the subsidiary bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Any future transactions, including loans, between the Company (including its subsidiaries) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

      At December 31, 2001, loans to executive officers and directors of the Company totaled $167,000 or .22% of stockholders’ equity. Unused commitments to make loans to executive officers and directors of the Company totaled $639,000.

COMPANY PERFORMANCE

      The following line graph shows a comparison of the cumulative returns for the Company, the Nasdaq Market Value Index and an index of peer corporations selected by the Company, for the past five years.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG NORTHERN STATES FINANCIAL CORP.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

Northern States	$141.79	$153.31	$138.03	$126.78	$153.14
Peer Group	132.28	114.34	92.55	140.83	165.56
Nasdaq Index	122.32	172.52	304.29	191.25	152.46

      The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods for the Company, the Nasdaq Market Value Index and the peer group is based on the stock price or composite index on December 31, 1996.

      The above graph compares the performance of the Company with that of the Nasdaq Market Value Index, and a group of peer corporations with the investment weighted on market capitalization. Corporations in the peer group are northern Illinois bank holding companies as follows: Corus Bankshares, Inc., CoVest Bancshares, Inc., First Oak Brook Bankshares, Inc., MB Financial, Inc., Princeton National Bankcorp, Inc., Success Bankshares, Inc., UnionBancorp, Inc. and Wintrust Financial Corporation.

SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Crowe, Chizek and Company LLP as independent auditors for the Company for the year ending December 31, 2002.

      Representatives of Crowe Chizek are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders at the meeting.

      Our independent auditors during 2001 were Crowe Chizek. The aggregate fees and expenses billed by Crowe Chizek in connections with the audit of our annual financial statements as of and for the year ended December 31, 2001 and for the required review of our financial information included in its Form 10-Q filings for the year 2001 were $70,050.

      There were no fees and expenses billed by Crowe Chizek for financial information systems design and implementation services for the year ended December 31, 2001.

      The aggregate fees and expenses billed by Crowe Chizek for all other services rendered during 2001 were $58,628. These services consisted of the following:

Assistance to management in preparation of the Form 10-K	$3,500
Assistance to management in analyzing potential acquisition targets	21,335
Tax return preparation services	8,550
Network security testing	14,738
Website hosting and maintenance	8,180
Other services	2,325

Total	$58,628

      The Board of Directors recommends ratification of the selection of Crowe, Chizek and Company LLP as independent auditors.

STOCKHOLDER PROPOSALS

      If a stockholder intends to present a proposal at the Company’s 2003 Annual Meeting of Stockholders and desires that the proposal be included in the Company’s Proxy Statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company’s principal executive offices not later than November 27, 2002. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company’s Proxy Statement for the Company’s 2003 Annual Meeting of Stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than February 10, 2003. Even if proper notice is received on or prior to February 10, 2003, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act. Such proposals should be addressed to Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

OTHER BUSINESS

      At this date, management knows of no business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.

      A COPY OF COMPANY’S ANNUAL REPORT ON THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THOMAS M. NEMETH, VICE PRESIDENT & TREASURER, NORTHERN STATES FINANCIAL CORPORATION, 1601 N. LEWIS AVENUE, WAUKEGAN, IL 60085.

By Order of the Board of Directors

/s/ HELEN RUMSA
Helen Rumsa
Secretary

Waukgean, Illinois
March 26, 2002

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. ALTHOUGH YOU MAY PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXECUTE, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY EITHER IN WRITING OR IN PERSON AT THE ANNUAL MEETING PRIOR TO ITS BEING VOTED.

NORTHERN STATES FINANCIAL CORPORATION
Annual Meeting of Stockholders, April 25, 2002
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Northern States Financial Corporation hereby appoints Fred Abdula and Henry G. Tewes as proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjournments thereof, to be held at the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, April 25, 2002, at 4:30 P.M., in accordance with the following instructions.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS AND, WITH DISCRETIONARY AUTHORITY, AS TO ANY AND ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

NORTHERN STATES FINANCIAL CORPORATION 2002 ANNUAL MEETING

1	ELECTION OF DIRECTORS:	1 - Fred Abdula 2 - James A. Hollensteiner 3 - Raymond M. Mota	FOR all nominees	WITHHOLD AUTHORITY
		4 - Kenneth W. Balza 5 - Frank Furlan 6 - Henry G. Tewes	listed to the left (except	to vote for all nominees
		7 - Helen Rumsa 8 - Harry S. Gaples 9 - Frank Ryskiewicz	as specified below)	listed to the left.
10 - Arthur J. Wagner 11- Jack H. Blumberg 12 - Laurance A. Guthrie

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the year ending December 31, 2002	FOR	AGAINST	ABSTAIN

Check appropriate box		Date	NO. OF SHARES
Indicate changes below:
Address Change?	Name Change?

Signature(s) in Box
Signature of stockholder should correspond exactly with the name printed hereon. Joint owners should each sign personally. Executors, administrators, trustees, etc., should give full title and authority.